UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 7, 2019

HUALE ACOUSTICS CORPORATION

(Exact name of Registrant as specified in its charter)

Nevada	333-202841	36-4797609
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

East Room 902, Building 3 East, Saige Sci-Tech. Park

Futian District, Shenzhen, Guangdong Province

China 518000

Ph: +86-13723419533

(Address, including zip code, and telephone number, including area code, of
Registrant’s principal executive offices)

N/A

(Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).

Emerging Growth Company [X]

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13a of the Exchange Act. [X]

EXPLANATORY NOTE

Huale Acoustics Limited fka Huale Acoustics Corporation (the “Company”) is furnishing this current report on Form 8-K/A (this “Amendment No. 1”) to file copies of certain documents relating to the redomicile merger as exhibits to the Company’s current report on Form 8-K originally furnished to the Securities and Exchange Commission on May 13, 2019 (the “Original Form 8-K”).

Except for the change in the percentage of shareholders that consented to the redomicile merger and the exhibits included in this Amendment No. 1, this current report on Amendment No. 1 to the Form 8-K is identical to the Original Form 8-K.

Item 3.03. Material Modification to Rights of Security Holders.

NAME CHANGE AS RESULT OF MERGER, CHANGE OF JURISDICTION OF INCORPORATION AND FOREIGN PRIVATE ISSUER

On May 7, 2019, Huale Acoustics Corporation (“HAC NEVADA” or the “Company”) completed a redomicile merger (“Redomicile Merger”) to reorganize itself as a Cayman Islands company. Pursuant to the agreement and plan of merger dated as of April 3, 2019 (the “Merger Agreement”), the Company has merged with and into Huale Acoustics Limited (“HAL CAYMAN”), an exempted company incorporated under the laws of the Cayman Islands and a wholly owned subsidiary of the Company. HAL CAYMAN is the surviving company, and each issued and outstanding share of the common stock of the Company was converted into one ordinary share of HAL CAYMAN.

As a result of the Redomicile Merger, the Company’s name has changed to Huale Acoustics Limited, the Company’s jurisdiction of incorporation or organization has changed to the Cayman Islands and the Company is a Foreign Private Issuer.

The rights of holders of the HAC NEVADA common stock are now governed by the HAL CAYMAN Memorandum and Articles of Association, that are attached hereto as Exhibit 1 and incorporated herein by this reference.

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

HAC NEVADA solicited the consent of its shareholders to approve the Redomicile Merger of HAC NEVADA into its wholly owned Cayman Islands subsidiary— HAL CAYMAN. HAC NEVADA obtained the consent of 99.3% of its shareholders to the Merger. As a result, the Company has reorganized itself as a Cayman Islands company.

Forward-Looking Statements

This report on Form 8-K contains forward-looking statements about our expectations, beliefs or intentions regarding, among other things, the Redomicile Merger. Forward-looking statements can be identified by the use of forward-looking words such as “believe,” “expect,” “intend,” “plan,” “may,” “should” or “anticipate” or their negatives or other variations of these words or other comparable words or by the fact that these statements do not relate strictly to historical or current matters. Forward-looking statements relate to anticipated or expected events, activities, trends or results as of the date they are made. Because forward-looking statements relate to matters that have not yet occurred, these statements are inherently subject to risks and uncertainties that could cause our actual results to differ materially from any future results expressed or implied by the forward-looking statements. Many factors could cause our actual activities or results to differ materially from the activities and results anticipated in forward-looking statements, including, but not limited to, our inability to negotiate and enter into the Exchange Agreement.

All forward-looking statements contained in this report speak only as of the date hereof and are expressly qualified in their entirety by the cautionary statements included in this report. We undertake no obligations to update or revise forward-looking statements to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events. In evaluating forward-looking statements, you should consider these risks and uncertainties, as well as additional risks disclosed in our other reports filed with the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
3.1	Huale Acoustics Limited Memorandum and Articles of Association *
3.2	Articles of Merger Filed with the Nevada Secretary of State May 7, 2019
3.3	Certificate of Merger Issued by the Registrar of Companies for the Cayman Islands dated May 7, 2019
3.4	Certificate of Good Standing Issued by the Nevada Secretary of State dated April 16, 2019
3.5	Certificate of Good Standing Issued by the Registrar of Companies for the Cayman Islands dated April 12, 2019
3.6	Declaration of the Sole Director of Huale Acoustics Corporation dated April 23, 2019
3.7	Declaration of the Sole Director of Huale Acoustics Limited dated April 23, 2019
3.8	Huale Acoustics Corporation Director’s Consent Resolution to approve the merger of Huale Acoustics Corporation into Huale Acoustics Limited dated April 2, 2019
3.9.A	Huale Acoustics Corporation Shareholder’s Consent to approve the merger of Huale Acoustics Corporation into Huale Acoustics Limited
3.9.B	Huale Acoustics Corporation Subscription and Exchange Agreement
3.10.A	Huale Acoustics Limited Director’s Consent to approve the merger of Huale Acoustics Corporation into Huale Acoustics Limited dated April 2, 2019
3.10.B	Huale Acoustics Limited Member’s Resolutions to approve the merger of Huale Acoustics Corporation into Huale Acoustics Limited
3.11	Agreement and Plan of Merger between Huale Acoustics Corporation and Huale Acoustics Limited dated April 3, 2019
3.12	Plan of Merger between Huale Acoustics Corporation and Huale Acoustics Limited dated April 10, 2019
20.1	Huale Acoustics Corporation Consent Solicitation Statement dated April 2, 2019

* Filed previously on May 13, 2019, with current report on Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 25, 2019	HUALE ACOUSTICS CORPORATION

	By:	/s/ HUANG Zhicheng
HUANG Zhicheng
President, CEO, CFO, Treasurer, Secretary, Director